UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

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THE QUIGLEY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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THE QUIGLEY CORPORATION
Kells Building
621 Shady Retreat Road
P. O. Box 1349
Doylestown, PA 18901
__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 20, 2009
__________________

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of THE QUIGLEY CORPORATION, a Nevada Corporation (the "Company"), will be held at the Doylestown Country Club, Green Street, Doylestown, PA 18901 on Wednesday, May 20, 2009, at 4:00 P.M., local time, for the following purposes:

(i)	To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

(ii)	To ratify the appointment of Amper, Politziner & Mattia, LLP as independent auditors for the year ending December 31, 2009.

(iii)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 27, 2009 will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.  Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD.  IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK TO THE MEETING.

By Order of the Board of Directors

/s/ Charles A. Phillips
CHARLES A. PHILLIPS, Secretary

Doylestown, PA
April 20, 2009

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE QUIGLEY CORPORATION
Kells Building
621 Shady Retreat Road
P. O. Box 1349
Doylestown, PA 18901
__________________

ANNUAL MEETING OF STOCKHOLDERS
to be held May 20, 2009

___________________

THE QUIGLEY CORPORATION
Kells Building
621 Shady Retreat Road
P. O. Box 1349
Doylestown, PA 18901
___________________

PROXY STATEMENT
__________________

 May 20, 2009

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies (“Proxies,” or if one, a “Proxy”) by the Board of Directors of The Quigley Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at the Doylestown Country Club, Green Street, Doylestown, PA 18901 on Wednesday, May 20, 2009, at 4:00 P.M., local time, and any adjournments or postponements thereof (the “Meeting”).

The principal executive offices of the Company are located at the Kells Building, 621 Shady Retreat Road, P.O. BOX 1349, DOYLESTOWN, PENNSYLVANIA 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 20, 2009.

At the Meeting, the following proposals will be presented to the stockholders for approval:

(i)	To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

(ii)	To ratify the appointment of Amper, Politziner & Mattia, LLP as independent auditors for the year ending December 31, 2009.

(iii)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD.  IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK TO THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report
are available at:  http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07814

RECORD AND VOTING SECURITIES

Only stockholders of record at the close of business on March 27, 2009 (the “Record Date”) will be entitled to notice of and to vote at the Meeting.  At the close of business on such record date, the Company had 12,908,383 shares of Common Stock, par value $.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Meeting.  Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by Proxy is required for a quorum.

PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as directors the persons who have been nominated by the Board of Directors, (ii), for the ratification of the appointment of Amper, Politziner & Mattia, LLP as the Company’s independent auditors for the year ending December 31, 2009, and (iii)  upon any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxy.  The execution of a Proxy will in no way affect a stockholder’s right to attend the Meeting and to vote in person.  Any Proxy  executed  and returned  by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Meeting by execution of a subsequent Proxy that is presented at the Meeting or by voting in person at the Meeting in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

Broker “non-votes” and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2008 are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

Proposal 1.  ELECTION OF A BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by plurality of votes cast by stockholders. The Company's by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted “FOR” the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve).  The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding the current ages, terms of office and business experience of the current directors and executive officers of the Company, all of whom are being nominated for election to the Board of Directors:

Name	Position	Age	Year First Elected/Appointed

Guy J. Quigley	Chairman of the Board, President, CEO	67	1989

Charles A. Phillips	Executive Vice President, COO and Director	61	1989

Gerard M. Gleeson	Vice President, CFO and Director	48	2008

Jacqueline F. Lewis*	Director	63	1997

Rounsevelle W. Schaum*	Director	77	2000

Stephen W. Wouch*	Director	54	2003

Terrence O. Tormey	Director	54	2004

*    Current member of the Audit & Compensation Committees.

GUY J. QUIGLEY is the founder and has been Chairman of the Board, President and Chief Executive Officer of the Company since September 1989.  Prior to such date, Mr. Quigley, an accomplished author, established and operated various manufacturing, sales, marketing, cattle ranching, pedigree cattle breeding and real estate companies in the United States, Europe and Africa.

CHARLES A. PHILLIPS  has been Executive Vice President, Chief Operating Officer and a Director of the Company since September 1989.  Before his employment with the Company, Mr. Phillips founded and operated KPB Enterprises, a gold and diamond mining operation that was based in Sierra Leone, West Africa.  In addition, Mr. Phillips served as a technical consultant for Re-Tech, Inc., where he was responsible for full marketing and production of a prototype electrical device.

GERARD M. GLEESON was appointed to the Board on September 5, 2008 and currently serves as Vice President, Chief Financial Officer and Director of the Company. Mr. Gleeson joined The Quigley Corporation in 1998 and has served in management positions including Corporate Controller of the Company since 2004.  Before joining the Company, Mr. Gleeson’s business and industry acumen includes tenure as Chief Financial Officer in Ireland for a subsidiary of Allergan Inc., (NYSE-AGN) a multi-national pharmaceutical company. Additionally, Mr. Gleeson has senior financial management experience in the retail and service industries and is a Fellow of the Association of Chartered Certified Accountants, the global body of professional accountants.

JACQUELINE F. LEWIS was appointed to the Board of Directors in December 1997. From 2003 until March 2005, she was the President and Director of CPC, a list management and marketing company. Prior to 2003, she co-founded and managed D. A. Lewis, Inc., a direct mail advertising company, for 27 years.  Ms. Lewis was a founding director of Suburban Community Bank and served on its Board of Directors until Univest Corporation of Pennsylvania (Nasdaq: UVSP) acquired Suburban Community Bank. In April 2005, Ms. Lewis was appointed to the Board of Directors of Univest Foundation.

ROUNSEVELLE W. SCHAUM was appointed to the Board of Directors in March 2000 and serves as the Chairman of the Audit and Compensation Committees. Since 1993, Mr. Schaum has served as Chairman of Newport Capital Partners, Inc., an investment-banking firm specializing in the private placement of equity and convertible debt securities. In such capacity, Mr. Schaum has directed and organized over thirty private equity placements and served on the board of directors of numerous public and private emerging growth companies. Prior to 1993, Mr. Schaum held senior management positions with international manufacturing companies. He also served as the Chairman of the California Small Business Development Corporation, a private venture capital syndicate, and was the founder of the Center of Management Sciences, a management-consulting firm that services multinational high technology companies and government agencies, including NASA and the Department of Defense. Additionally, Mr. Schaum serves as a director of Patient Portal Technologies, Inc. (OTCBB: PPRG) and is the Chairman and CEO of Newport Global Technologies, Inc., a private telecommunications firm specializing in deploying broadband wireless systems in newly emerging countries.

STEPHEN W. WOUCH was appointed to the Board of Directors in January 2003. Since 1988, Mr. Wouch has been Managing Partner of Wouch, Maloney & Co., LLP, Certified Public Accountants, a regional public accounting firm with offices in Pennsylvania and Florida. This firm has a diverse client base that encompasses various industries such as health care, manufacturing, construction and service providers.  Prior to 1988, Mr. Wouch held senior management positions with other Certified Public Accounting firms. Mr. Wouch is an author, lecturer and a licensed Certified Public Accountant in Pennsylvania, New Jersey and Florida.

TERRENCE O. TORMEY was appointed to the Board of Directors in April 2004. Mr. Tormey is currently the President and founder of The Tormey Consulting Group, which was founded in 2003, a sales and marketing consulting firm whose services include film and video productions for a variety of industries including the healthcare industry.  During the years 2000 to 2003, Mr. Tormey was the President and Chief Operating Officer of Nelson Professional Sales, a division of Publicis SA, Paris. From 1994 to 2000, Mr. Tormey was the President and co-owner of The Medical Phone Company®, a firm that eventually grew to the largest healthcare telesales company in the country, whose clients included virtually every major pharmaceutical company in the United States.  Additionally, his experience includes holding various senior sales, sales training and sales management positions with various US pharmaceutical companies including Johnson & Johnson Inc. (NYSE-JNJ) and American Home Products Corporation (Wyeth - NYSE-WYE). Mr. Tormey also serves on the Board of Directors of The Foundation for Ichthyosis & Related Skin Types, Inc. (F.I.R.S.T.), a non-profit organization, dedicated to medical research of rare skin diseases.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Votes withheld and broker non-votes are not counted toward a nominee’s total.

Recommendation of the Board of Directors

The Board of Directors of the Company recommends a vote “FOR” the election of each of the nominees.

Corporate Governance

The Company’s corporate governance serves to ensure that members of the Board of Directors (“Board”) are independent from management and that the Board adequately performs its function to ensure that the interests of the Board and management are in alignment with the interests of the stockholders.

On an annual basis, each Director and named executive officer is required to complete a Director and Officer Questionnaire.  Within this questionnaire are requirements for disclosure of any transactions with the Company in which the Director or named executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest in which the Board is responsible for resolving any such conflict.

During 2002, the Company formed a Disclosure Committee in response to Management Certification Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley Act of 2002.  The Disclosure Committee assists the Chief Executive Officer, the Chief Financial Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company, (2) the compliance by the Company with legal and regulatory requirements, to the extent that these policies, procedures and controls may generate either financial or non-financial disclosures in the Company’s filings with the Securities and Exchange Commission. Additionally, in 2003, the Company also initiated a Code of Ethics, and in 2004, it initiated an Insider Trading Policy for all employees of the Company.

Code of Ethics

The Company’s Code of Ethics was instituted in January 2003 and is applicable to all Directors, officers and employees. Each person, whether an employee, officer or director, has an individual responsibility to deal ethically in all aspects of the Company's business and to comply fully with all laws, regulations, and Company policies. In complying with the Company's Code of Ethics, individuals are expected to exercise high standards of integrity and good judgment and among other items, to apply principles of: honesty; avoid conflicts of interest and illegal or unethical conduct; advancement for legitimate interests to the Company when the opportunity to do so arises; protecting the Company’s assets and ensuring their efficient use and to comply with all laws, rules, regulations, policies and guidelines applicable to the operation of the Company.

Director Independence

In accordance with Nasdaq Global Market rules (“Nasdaq”), the Board affirmatively determines the independence of each Director and any nominee for election as a Director in accordance with required guidelines as set forth in the Nasdaq listing standards.

Based on these standards the Board determined that each of its non-employee Directors is independent and has no relationship with the Company, except as a Director and/or stockholder of the Company.

Nominations for Directors

The Company does not have a designated nominating committee. Since December 18, 2003, decisions concerning nominees for the Board of Directors have been made by Messrs. Schaum and Wouch and Ms. Lewis, who are independent directors as defined under NASD Rule 4200(a)(15). The Board of Directors does not consider a nominating committee necessary in that its independent directors perform the same role as a nominating committee.

The Company has not adopted a formal policy with respect to minimum qualifications for members of its Board of Directors.  However, in making its nominations, Messrs. Schaum and Wouch and Ms. Lewis consider, among other things, an individual’s senior level business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual. Additionally, each proposed director must have the highest personal and professional ethics, integrity and values including the ability and fortitude to advance constructive opinion on issues affecting the Company and to be able to function appropriately in an atmosphere by and between other members of the Board of Directors.

Stockholders wishing to recommend candidates for consideration by the Board of Directors may do so by writing to the Secretary of the Company and providing the candidate’s name, biographical data and qualifications. Such candidates recommended by stockholders will be evaluated on the same basis as all other candidates.

Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2008, there were four meetings of the Board of Directors. Each of the directors attended (or participated by telephone in) more than 75% of such meetings of the Board of Directors and meetings of committees on which they served in 2008. During 2008, the Board of Directors did act by unanimous written consent in lieu of a meeting on three occasions.

The independent members that serve on committees of the Board of Directors met in executive session on seven occasions during 2008. Messrs. Schaum, Wouch and Tormey and Ms. Lewis are deemed to be independent under NASD Rule 4200 and as such, the Board of Directors contains a majority of independent directors as required by NASD Rule 4350.

Each director is expected to make reasonable efforts to attend Board of Directors meetings, meetings of committees of which such director is a member and the Annual Meeting of Stockholders. All seven members of the Board of Directors attended the 2008 Annual Meeting of Stockholders.

The Company has three standing committees: the Audit Committee, the Executive Operating Committee and the Compensation Committee. Prior to establishing these Committees, the customary functions of such committees had been performed by the entire Board of Directors.

The members of the Audit Committee are Messrs. Schaum and Wouch and Ms. Lewis. Mr. Schaum serves as Chairman of the Audit Committee. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the Securities and Exchange Commission. The Audit Committee met five times during 2008.  The Audit Committee operates under a written charter adopted by the Board of Directors in 2002. (Attached as Exhibit I).

The members of the Executive Operating Committee are Messrs. Quigley, Phillips and Gleeson. The Executive Operating Committee shall assist the Board in fulfilling its responsibility to oversee the management and direction of the business and affairs of the Company, and shall have and may exercise on behalf of the Board the duties and responsibilities specified when the Board is not in session, subject to other extensions of authority or limitations of authority specified by the Board and/or applicable law.  Specifically, except as to actions reserved to the Board or a committee of the Board or prohibited from being delegated to a committee of the Board by law, listing rules, Company By-Laws, or in Board resolutions then in effect, the duties and responsibilities  of the Committee shall be (until modified by the Board) the following: 1) providing advice and counsel to management with respect to strategy and business plans, including on issues related to potential mergers, acquisitions, divestitures, capital restructuring, prospective offerings, stock splits and mergers; 2) approving routine administrative matters between Board meetings; 3) Annually evaluating the performance of the Committee, and; 4) reviewing and assessing the adequacy of the Committees Charter on an annual basis, and recommending appropriate changes. The Executive Operating Committee met one time during 2008. The Executive Operating Committee operates under a written charter adopted by the Board of Directors in 2009. (Attached as Exhibit II).

The members of the Compensation Committee are Messrs. Schaum and Wouch and Ms. Lewis. The Compensation Committee reviews and approves the salary and all other compensation, including non-cash benefits and incentive-based and equity-based of officers for purposes of Section 16(a) of the Securities Exchange Act of 1934 (“Section 16 Officers”).  The Compensation Committee also administers the Company’s 1997 Stock Option Plan and recommends the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plan.  These recommendations are then subject to approval by the full Board of Directors. The Compensation Committee may form subcommittees and delegate authority to them or to one or more of its members when appropriate.  The Compensation Committee has the authority to engage consultants, but has not engaged compensation consultants in determining or recommending the amount or form of executive and director compensation.  The Compensation Committee met two times during 2008.  The Compensation Committee operates under a written charter adopted by the Board of Directors in 2009. (Attached as Exhibit III).

Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board of Directors by writing to such director(s) at their respective address listed in the Security Ownership section of this Proxy Statement or to the whole Board of Directors care of the Corporate Secretary, The Quigley Corporation, Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901.  Any such communications addressed to the whole Board of Directors will be promptly distributed by the Secretary to each director.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee reviews and approves the salary and all other compensation, including non-cash benefits and incentive-based and equity-based, of officers for purposes of Section 16(a) of the Securities Exchange Act of 1934 (“Section 16 Officers”).  Messrs. Schaum and Wouch and Ms. Lewis served on the Compensation Committee during the fiscal year ended December 31, 2008. None of the Compensation Committee members were officers or employees of the Company at any time prior to December 31, 2008 or had any relationship requiring disclosure under the caption “Certain Relationships and Related Transactions.”  No executive officer of the Company served on any other entity’s compensation committee or other committee performing similar functions during the fiscal year. There are certain related parties of Mr. Quigley that receive compensation from the Company. See “Certain Relationships and Related Transactions.”

The report of the Audit Committee and the report of the Compensation Committee that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview

The Compensation Committee (“Committee” within this report) operates under a Compensation Committee Charter and has the responsibility for establishing, implementing, monitoring and reviewing the Company’s compensation philosophy and approves the salary and all other compensation of Section 16 Officers of the Company.  The Committee also administers the Company’s 1997 Stock Option Plan and recommends the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plan, which are subject to approval by the full Board of Directors.

Individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table on page 9, are referred to as the named “executive(s)” officers within this report.

Compensation Philosophy

In reaching decisions regarding executive compensation, the Committee balances the total compensation package for each executive. Competitive levels of compensation are necessary in attracting, rewarding, motivating, and retaining qualified management. The Committee also believes that the potential for equity ownership by management is beneficial in aligning management’s and stockholders’ interests in the enhancement of stockholder value.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives.  Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit.  If necessary, the Company may attempt to qualify certain compensation paid to executives for deductibility under the Code, including Section 162(m).  However, the Company may from time to time pay compensation to its executive that may not be deductible.

Role of Executive Officers in Compensation Decisions

The Committee makes all equity based compensation decisions upon recommendations made by the Chief Executive Officer and Chief Financial Officer, to participating executives and employees of the Company.

The Committee annually reviews the performance of the executives including salary adjustments and equity awards whereby the Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Compensation Program

The Company has a comprehensive compensation program, which consists of cash, non-cash and equity-based compensation. Specific compensation for  each executive is designed to fairly remunerate that employee of the Company for the effective exercise of their responsibilities; their management of the business functions for which they are responsible; their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company.

The Committee sets overall compensation paid to these executives in order to attract and subsequently retain such employees. This objective may vary, but generally is dictated by the experience level of the individual, specific employment requirements of the Company and current market factors occurring in the industry. The Committee recognizes that closely monitoring these expectations over the long term, will continue to be in the best interest for the enhancement of stockholder value.

Prior to January 1, 2006 and currently, there is no pre-established policy for the allocation between cash and non-cash or short-term and long-term incentive compensation. The Committee reviews information provided to determine the appropriate level and mix for compensation. Income from such incentive compensation is realized as a result of the performance of the Company and the individual, depending on the type of the incentive. Historically, the Committee has granted a majority of total compensation to executives in the form of cash incentive compensation.

Equity-based compensation is through options periodically granted under the 1997 Stock Option Plan. These grants are designed to directly reward and create a proprietary interest, among the executives and other employees, in the Company, which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

During 2006 the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R, “Accounting for Stock-Based Compensation,” which requires that stock option grants be determined under the fair value method and be included in the financial statements as compensation expense.

The market price of the Company’s common stock, which is a factor in determining fair value, has experienced significant volatility as the holding period of options may in some cases be as much as five years, can significantly effect the pricing model. During this five year period for valuation purposes from January 1, 2004 to December 31, 2008, the per share bid price has ranged from a low of approximately $3.00 to a high of approximately $18.52.

There are several factors which could affect the price of the common stock, some of which are announcements of technological innovations for new commercial products by us or competitors, developments concerning propriety rights, new or revised governmental regulation or general conditions in the market for the Company’s products.  Sales of a substantial number of shares by existing stockholders could also have an adverse effect on the market price of the common stock.

These factors have a significant impact in calculating the fair value for any option grants under the Black-Scholes pricing model during any period of grant during 2006 or in subsequent years. Since any grants during 2006 or in subsequent years would result in significant compensation expense in the financial statements, the granting of options has been suspended for all executives and employees. Furthermore, the requirements of (SFAS) No. 123R, “Accounting for Stock-Based Compensation,” could have a significant impact on attracting and retaining desired executives and employees.

Base Salary

The Company provides executives with a base salary to compensate them for services rendered during the fiscal year. Base salaries for executives are determined for each executive based on their position and responsibility and are designed to recognize the contributions made or expected to be made in the future by the executive.

Base salary levels are reviewed annually as part of the Company’s performance review process as well as upon a promotion or other change in position responsibility. The Committee will give consideration to the position and responsibilities of the executives, including the individual performance of the executive during its review of base salaries.

Performance-Based Incentive Compensation

Variable or performance-based incentive compensation has historically been based upon sales, profit and stock price performance, which the Committee approved and adopted.  However, in 2008 these performance criteria were not met and therefore there was no resulting performance based compensation paid.

Historically, this cash incentive portion of executive compensation has given the Committee the latitude to design incentive compensation programs to promote a team approach for high performance and achievement of corporate goals by executives, encourage the growth of stockholder value and allow participation in the successes of the Company.

The Committee determined that only the stock price portions of the performance based compensation remain in place in 2009 to align executive performance with stockholder value.

In considering performance-based incentives, the Committee may consider the specific circumstances facing the Company during the coming year. Where applied, sales volume, necessary research and development expenditures for its ethical pharmaceutical subsidiary and return to shareholders for improved stock price value are set in alignment with the Company’s expectations and performance.

Long-Term Incentive Compensation

Stock Option Plan

Equity-based compensation is through options to purchase shares of the Company’s Common Stock, which assists the Company to provide competitive levels of total compensation and increases the link between the creation of stockholder value. Additionally, the plan encourages participants to focus on long-term Company performance and provides an opportunity for executives and certain employees to increase their ownership in the Company through grants of the Company’s Common Stock.  These grants are periodically recommended by the Committee and granted by all directors to participants’ based upon their respective level of contribution and responsibility for the success of the Company. In granting these options, the Committee may establish any conditions or restrictions it deems appropriate and are granted at the Nasdaq Global Market’s closing price on the day of the grant approval by the entire Board of Directors.

As previously discussed, certain factors of volatility would have a significant impact in calculating the fair value for any option grants under the Black-Scholes pricing model during any period of grant during 2006 or in subsequent years. Therefore, any grants during 2006 or in subsequent years would result in significant compensation expense in the financial statements, thereby the granting of options has been suspended for all executives and employees, which could have a significant impact on attracting and retaining desired executives and employees.

Defined Contribution Plan

During 1999, the Company implemented a 401(k) defined contribution plan for its employees. The Company’s contribution to the plan is based on the amount of the employee plan contributions and compensation. The Company’s contribution to the plan in 2008 for its executives was approximately $76,000.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain desired employees for key positions. The Committee reviews annually the levels of these limited personal benefits provided to the executives, which includes the use of Company vehicles and subsequently, the ability of the executive to purchase such asset at a later date. Additionally, life and disability insurance is provided at no cost to the executive and medical insurance is provided to each executive after each executive contributes to such costs for health and dental insurance as is also available to other employees. The effects of such benefits are included in the Summary Compensation Table on page 9 as Other Compensation.

Executive Compensation

The Summary Compensation table provides summary information concerning cash and certain other compensation for the years ended December 31, 2008, 2007 and 2006, respectively, paid or accrued by the Company to the Company’s Chief Executive Officer and Chief Financial Officer and each highly compensated executive officer of the Company whose compensation exceeded $100,000 (the “Named Executive Officers”) during 2008, 2007 and 2006.

Additionally, the Company has not entered into any new employment agreements since the expiration of existing agreements on December 31, 2005 with any of the named executive officers. In reviewing compensation for each of the named executive officers, the Committee reviews compensation summaries which show the executive’s current and previous compensation, including equity and non-equity based compensation.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

SUMMARY COMPENSATION TABLE

				Option	All Other
		Salary	Bonus	Awards	Compensation
Name and Principal Position	Year		(1)	(2)	(3)	Total
		($)	($)	($)	($)	($)
Guy J. Quigley Chairman of the Board, President, Chief Executive Officer	2008 2007 2006	977,000 905,000 838,000	18,788 395,938 73,325	- - -	50,340 49,673 45,735	1,046,128 1,350,611 957,060
Charles A. Phillips Executive Vice President, Chief Operating Officer	2008 2007 2006	703,000 651,000 617,800	13,519 284,813 52,763	- - -	47,197 47,221 45,646	763,716 983,034 716,209
Gerard M. Gleeson (4) Vice President, Chief Financial Officer	2008 2007 2006	179,231 - -	3,846 - -	- - -	37,550 - -	220,627 - -
George J. Longo * Vice President, Chief Financial Officer * retired on 9-05-2008	2008 2007 2006	385,031 447,000 414,000	- 195,563 36,225	- - -	35,964 44,493 41,345	420,995 687,056 491,570

(1)	Bonuses paid in 2007 and 2006 were pursuant to the Company attaining specified sales and net income goals and in 2008 in recognition of services rendered.
(2)	There were no option awards during 2008, 2007 and 2006.
(3)
The value of attributable personal benefits for each Named Executive Officers of the Company such as; insurances for life, health, dental and disability; vehicles and matching contributions in the Company’s 401(k) Plan.  Additionally, there was no additional compensation from Stock Awards; Change in Pension Value and Nonqualified Deferred Compensation Earnings or Non-Equity Incentive Plan Compensation.

(4)	Mr. Gleeson was appointed as Vice President, Chief Financial Officer, effective September 5, 2008.

Compensation Pursuant to Plans

An incentive stock option plan was instituted in 1997 (the “1997 Stock Option Plan”) and approved by the stockholders in 1998 and subsequently amended in 2000 and approved by the stockholders in 2001 and amended and approved by the stockholders in 2005. Pursuant to the 1997 Stock Option Plan, no options have been granted to directors, executive officers, and employees during 2008. In early 1999, the Company implemented a defined contribution plan for its employees with the Company’s contribution to the plan based on the amount of the employee plan contribution.

Outstanding Equity Awards at Fiscal Year End

Name of Officer and Director	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Stock Awards (2)
Guy J. Quigley Chairman of the Board, President, Chief Executive Officer	85,000 45,000 50,000 50,000 100,000	-	-	5.12 5.19 8.11 9.50 13.80	4/6/2009 7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
Charles A. Phillips Executive Vice President, Chief Operating Officer	85,000 70,000 60,000 42,000 45,000 45,000 80,000	-	-	5.12 0.81 1.26 5.19 8.11 9.50 13.80	4/6/2009 12/20/2010 12/10/2011 7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
Gerard M. Gleeson Vice President, Chief Financial Officer	20,000 15,000 18,000 17,000 10,000	-	-	5.12 5.19 8.11 9.50 13.80	4/6/2009 7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
George J. Longo* Vice President, Chief Financial Officer * retired on 9-05-2008	100,000 70,000 55,000 40,000 40,000 40,000 40,000	-	-	5.12 0.81 1.26 5.19 8.11 9.50 13.80	4/6/2009 12/20/2010 12/10/2011 7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
Rounsevelle W. Schaum Chairman of the Audit and Compensation Committees	15,000 10,000 20,000 20,000	-	-	5.19 8.11 9.50 13.80	7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
Jacqueline F. Lewis Member of the Audit and Compensation Committees	10,000 20,000 15,000 15,000 10,000 20,000 20,000	-	-	5.12 0.81 1.26 5.19 8.11 9.50 13.80	4/6/2009 12/20/2010 12/10/2011 7/30/2012 10/29/2013 10/26/2014 12/11/2015	-
Stephen W. Wouch Member of the Audit and Compensation Committees	10,000 20,000 20,000	-	-	8.11 9.50 13.80	10/29/2013 10/26/2014 12/11/2015	-
Terrence O. Tormey	20,000 20,000	-	-	9.50 13.80	10/26/2014 12/11/2015	-
(1) All Options vested on the date granted
(2) The Company does not have any stock awards

Option Exercises and Vesting During 2008

There were no stock option or warrant awards or exercises by Named Executive Officers during 2008 or in the case of Mr. Gleeson subsequent to his appointment effective September 5, 2008.

Compensation of Directors

Name of Independent Director	Fee Earned or Paid in Cash ($)	Option Awards (1) (2) ($)	All Other Compensation (3) ($)	Total ($)
Rounsevelle W. Schaum Chairman of the Audit and Compensation Committees	37,800	-	-	37,800
Jacqueline F. Lewis Member of the Audit and Compensation Committees	33,900	-	-	33,900
Stephen W. Wouch Member of the Audit and Compensation Committees	33,900	-	-	33,900
Terrence O. Tormey	22,500	-	-	22,500

(1)	There were no option awards during 2008.
(2)	See Outstanding Equity Awards at Fiscal Year End for each director’s option awards outstanding at fiscal year end on page 10.
(3)	There was no other compensation attributable for each Named Director of the Company.

The Company compensates its independent directors with a combination of cash, both fixed and variable, and equity-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting Director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company for its members.

Cash Compensation Paid to Board Members

Independent outside directors received annualized compensation of $22,500. Each outside director that serves on the Audit and Compensation Committees received a total annualized compensation of $33,900 and the Chairman of the Audit and Compensation Committees received annualized compensation of $37,800.

Variable or performance-based incentive compensation is based upon the Board of Directors annually adopting and approving stock price performance goals to be attained for the ensuing year. This cash incentive portion of Director compensation gives the entire Board the latitude to design incentive compensation programs to promote a team approach with management for high performance and achievement of corporate goals by Directors, executives and employees, encourage the growth of stockholder value and allows all Directors to participate in the successes of the Company.

Stock Option Plan

As indicated in the Compensation Committee Report, certain factors of volatility would have a significant impact in calculating the fair value for any option grants under the Black-Scholes pricing model during any period of grant during 2008 or in subsequent years. Therefore, any grants during 2008 or in subsequent years would result in significant compensation expense in the financial statements, thereby the granting of options has also been suspended for all Directors, which could have a significant impact on attracting and retaining desired Directors. Directors who are employees of the Company receive no compensation for their service as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

One individual related to the Company’s Chief Executive Officer that earned at least $120,000 was also an employee of the Company. This individual’s aggregate compensation for 2008 was $221,115, consisting of salary, fringe benefits and 401(k) matching contributions and no option awards were granted to purchase shares of the Company’s Common Stock.

The Company does not have a formal policy for related party transactions. The outside independent directors must approve any related transactions for executive officers. In the event that there would be a related party transaction with one of the outside independent directors, then such director would abstain from any voting on such related party transaction.

SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's Common Stock as of March 27, 2009 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each Director and Executive Officer and all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Five Percent Stockholders, Directors, and all Executive Officers and Directors as a Group	Common Stock Beneficially Owned (1)	Percent of Class

GUY J. QUIGLEY (2) (3) (4)	3,373,764	25.4

CHARLES A. PHILLIPS (2) (3) (5)	1,440,377	10.8

GERARD M. GLEESON (2) (3) (6)	80,000	*

GEORGE J. LONGO (7)	425,000	3.2

JACQUELINE F. LEWIS (2) (8)	110,000	*

ROUNSEVELLE W. SCHAUM (2) (9)	65,000	*

STEPHEN W. WOUCH (2) (10)	50,500	*

TERRENCE O. TORMEY (2) (11)	40,000	*

ALL DIRECTORS AND OFFICERS (12) (Eight Persons)	5,584,641	38.7
* Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act  of 1934, as amended (“Rule 13d-3”), and  unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other  rights to subscribe for shares of common stock which are exercisable within sixty (60) days of  March 27, 2009.

(2)	Director of the Company.
(3)	Executive Officer of the Company.
(4)
Mr. Quigley’s beneficial ownership includes options exercisable within sixty (60) days from  March 27, 2009 to purchase 330,000 shares of Common Stock  and options to purchase 53,500 shares of Common Stock beneficially owned by Mr. Quigley’s wife and an aggregate of 403,705 shares beneficially owned by members of Mr. Quigley’s immediate family.

(5)
Mr. Phillips’ beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009  to purchase 427,000 shares of Common Stock and 1,671 shares of Common Stock beneficially owned by Mr. Phillips’ wife.

(6)	Mr. Gleeson’s beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009 to purchase 80,000 shares of Common Stock.
(7)	Mr. Longo, who retired on September 5, 2008, whose beneficial ownership includes options exercisable within sixty (60) from March 27, 2009 to purchase 385,000 shares of Common Stock.
(8)
Ms. Lewis’ address is P. O. Box 581, Lahaska, PA  18931. Ms. Lewis’ beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009  to purchase 110,000 shares of Common Stock.

(9)
Mr. Schaum’s address is 157 Harrison Ave, #17, Newport, RI 02840. Mr. Schaum’s beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009  to purchase 65,000 shares of Common Stock.

(10)
Mr. Wouch’s address is 415 Sargon Way, Suite J, Horsham, PA 19044. Mr. Wouch’s beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009  to purchase 50,000 shares of Common Stock.

(11)
Mr. Tormey’s  address is 4842 Mountain Top Road West, New Hope, PA 18938. Mr. Tormey’s beneficial ownership includes options exercisable within sixty (60) days from March 27, 2009  to purchase 40,000 shares of Common Stock.

(12)	Includes an aggregate of 1,540,500 shares of Common Stock underlying options that are exercisable within sixty (60) days from March 27, 2009.

REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten-percent stockholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 2008, all reports of ownership and changes in ownership applicable to its executive officers, directors, and greater than ten-percent beneficial owners were filed on a timely basis.

Audit Committee Report

The members of the Audit Committee are Messrs. Schaum and Wouch and Ms. Lewis, who are independent directors as defined under NASD Rule 4200(a)(15). All of the members of the Audit Committee are financially literate under current listing standards of Nasdaq. The Board of Directors has determined that Messrs. Schaum and Wouch are financial experts, as defined under SEC rules, serving on the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and amended in 2002.

Management is responsible for the financial reporting process, including its systems of internal and disclosure controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accountants, who are appointed by the Committee, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accountants included in their report of the Company’s financial statements.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2008.

We have discussed with the independent auditors, Amper, Politziner & Mattia, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

Additionally, audit fees, audit related fees, tax fees and all other service fees that were paid or payable to Amper, Politziner & Mattia, LLP amounted to:

Description	2008	2007

Audit fees (1)	$340,200	$330,750

Audit related fees (2)	15,750	13,650

Tax fees (3)	48,000	44,300

All other fees	-	-

Total	$403,950	$388,700

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.
(2)	Comprised of services rendered in connection with the audit of the Company’s 401(k) defined contribution Plan.
(3)	Comprised of services for tax compliance and tax return preparation.

The Company’s Audit Committee shall review and pre-approve all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted by the Act).  This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

We have received and reviewed written disclosures and the letter from Amper, Politziner & Mattia, LLP, required by Independent Standards No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors, the auditor’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Audit Committee

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

Proposal 2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Amper, Politziner & Mattia, LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2009. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Amper, Politziner & Mattia, LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of Amper, Politziner & Mattia, LLP is expected to be present at the Meeting. Such representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy is required for ratification of the appointment of Amper, Politziner & Mattia, LLP as independent auditors of the Company. Abstentions will have the effect of a vote against this proposal, while broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors of the Company recommends a vote “FOR” the ratification of the appointment of Amper, Politziner & Mattia, LLP as the Company’s independent auditors for the year ending December 31, 2009.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Company must be submitted by Certified Mail - Return Receipt Requested and be received at the Company's principal executive offices not later than December 3, 2009.  If the Company is not notified of a stockholder proposal by March 7, 2010, then its Board of Directors will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement.

EXPENSES AND SOLICITATION

All expenses in connection with this solicitation will be borne by the Company.  In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such business in the best judgment of the person or persons acting under the proxies.

Dated: April 20, 2009	THE QUIGLEY CORPORATION

	By:	/s/ Charles A. Phillips
CHARLES A. PHILLIPS, Secretary

Exhibit I

THE QUIGLEY CORPORATION
AUDIT COMMITTEE CHARTER
_________________

December 2002

Organization

This charter governs the operations of the Audit Committee of The Quigley Corporation (the "Company").  The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the charter from the Board of Directors.  The Audit Committee shall be appointed by the Board of Directors and shall be comprised entirely of directors who are independent as defined by applicable Nasdaq rules and regulations.  In general, members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.  All Audit Committee members shall be financially literate, or shall become financially literate at the time of their appointment to the Audit Committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board.  In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company in discharging its oversight role.  The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board.  Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements.  The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.  The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring responsibilities of the Audit Committee.  The responsibilities are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate including any changes required by them to carry out its duties, including those required by changes in the policies of the Nasdaq National Market.

The responsibilities of the Audit Committee shall include:

1.	Directly overseeing and compensating the independent auditors.

2.	Reviewing this charter on an annual basis and updating it as conditions dictate.

3.	Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process.

4.	Selecting, on an annual basis, the Company's independent auditors, subject to stockholder approval.

5.	Under its ultimate authority, evaluating and, where appropriate, replacing the independent auditors.

6.
Discussing with the independent auditors the overall scope and plans for their audit, including their approach and independence, and discussing with the Company's accounting department the adequacy of staffing.

7.
Discussing with management the Company's accounting department and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

8.
Reviewing the performance of the independent auditors with the understanding of both management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's stockholders.

9.
Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors.

10.	Reviewing the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q.

11.	Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented.

12.
Reviewing with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

13.	Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A.

14.	Discussing the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

15.	Discussing the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

16.	Reviewing the Audit Committee's own structure, processes and membership requirements.

17.
Establishing procedures for the receipt, retention and treatment, on a confidential basis, of complaints (from employees and others) regarding the Company's accounting, internal accounting controls and accounting matters.

18.	Having the authority to approve, in advance, all non-audit services to be provided to the Company by the independent auditors.

19.	Having the authority to consult with, retain and determine funding for legal, accounting and other experts in connection with the performance of its duties and responsibilities.

20.	Performing such other duties as may be requested by the Board of Directors or as the Audit Committee shall deem appropriate.

21.	Reviewing and approving related party transactions.

Meetings

The Audit Committee will meet once each fiscal year, or more frequently as circumstances dictate, in order to completely discharge its responsibilities as outlined in this charter. The Audit Committee may establish its own agenda, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the independent auditors as well as members of the Company's management, and legal counsel as it deems appropriate in order to review the financial controls of the Company.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Audit Committee's charter.

Exhibit II

THE QUIGLEY CORPORATION
EXECUTIVE OPERATING COMMITTEE CHARTER
_________________

February 2009

Members

The Board of Directors (“Board”) of The Quigley Corporation (“Company”) shall appoint an Executive Operating Committee (“Committee”) comprised of at least three (3) directors, to serve at the pleasure of the Board. The Chairman of the Board shall be a member of the Committee and shall serve as its chairperson.

Purposes, Duties and Responsibilities

The Committee shall assist the Board in fulfilling its responsibility to oversee the management and direction of the business and affairs of the Company, and shall have and may exercise on behalf of the Board the duties and responsibilities specified herein when the Board is not in session, subject to other extensions of authority or limitations of authority specified by the Board and/or applicable law.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants.

Specifically, except as to actions reserved to the Board or a committee of the Board or prohibited from being delegated to a committee of the Board by law, listing rules, Company By-Laws or in Board resolutions then in effect, the duties and responsibilities of the Committee shall be (until modified by the Board) the following:

o
Providing advice and counsel to management with respect to strategy and business plans, including on issues related to potential mergers, acquisitions, divestitures, capital restructuring, prospective offerings, stock splits and mergers;

o	Approving routine administrative matters between Board meetings;

o	Annually evaluating the performance of the Committee; and

o	Reviewing and assessing the adequacy of this Charter on an annual basis, and recommending appropriate changes.

Meetings

A majority of the members of the Committee shall constitute a quorum. The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The Committee shall maintain minutes of its meetings and regularly report its activities to the Board.

Exhibit III

THE QUIGLEY CORPORATION
COMPENSATION COMMITTEE CHARTER
_________________

February 2009

Purpose

The primary purposes of the Compensation Committee (the “Committee”) are to (i) assist the Board of Directors (the “Board”) in discharging its responsibilities with respect to compensation, stock option grants and benefits of the Company’s Section 16 Officers (ii) produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with the applicable rules and regulations and (iii) review and approve the Company’s stock option plan.

Committee Membership and Qualifications

The Committee shall consist of no fewer than three persons each of whom shall be a member of the Board.  Each member of the Committee shall qualify as an independent director under criteria established by The Nasdaq OMX Group, Inc. and any applicable laws and regulations.

Committee members shall be elected by the Board; members shall serve until their successors shall be duly elected and qualify.  The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal.  The Committee’s chairman shall be designated by the full Board or the full Committee.

Committee Authority and Responsibilities

The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

1.
Determine all compensation for the Company Officers of the Company who are  to be “officers” for purposes of Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Section 16 Officers”), including incentive-based and equity-based compensation;

2.
Review and approve corporate goals relevant to the compensation of the Chief Executive Officer and other Section 16 Officers of the Company and evaluate their performances in light of these goals and objectives;

3.
Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer and other Section 16 Officers of the Company, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers and other Section 16 Officers of the Company at comparable companies, and the awards given to the Company’s Chief Executive Officer and other Section 16 Officers of the Company in past years;

4.
Review and approve incentive-based or equity-based compensation plans in which the Company’s Section 16 Officers participate. The Committee will be provided information for review, but will not be required or responsible to approve, salaries, incentive and equity awards for the Company's subsidiaries and their employees;

5.	Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to Section 16 Officers;

6.
Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the Chief Executive Officer, other Section 16 Officers and directors relative to comparable companies in the Company’s industry;

7.	Develop guidelines and review the compensation and performance of executive officers of the Company;

8.	Advise the Board from time to time as to the adequacy of director compensation;

9.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations;

10.	Administer the Company’s stock option plan;

11.	Annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval; and

12.	Perform any other activities under this charter, the Company’s by-laws or governing law as the Committee or the Board deems appropriate.

Meetings

The Committee shall meet no less frequently than once a year. Special meetings may be convened as required. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Chairman of the Committee shall preside at each meeting and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee may form subcommittees and delegate authority to them or to one or more of its members when appropriate.

The Section 16 Officers may not be present during voting or deliberations relating to his or her compensation.

Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the authority to retain or terminate any consulting firm used to evaluate director, Chief Executive Officer or other executive compensation, and to determine and approve the terms of engagement the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

Minutes

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE QUIGLEY CORPORATION

Proxy -- Annual Meeting of Stockholders
May 20, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report
are available at http://www.amstock.com/Proxy Services/ViewMaterial.asp?CoNumber=07814

The undersigned, a stockholder of The Quigley Corporation, a Nevada corporation (the “Company”), does hereby appoint Guy J. Quigley and Charles A. Phillips and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, on Wednesday, May 20, 2009, at 4:00 P.M., local time, or at any adjournment thereof.

The undersigned hereby instructs said proxies or their substitutes:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

1.	ELECTION OF DIRECTORS. The Election of the following directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (see instruction below)	Ο Guy J. Quigley Ο Charles A. Phillips Ο Gerard M. Gleeson Ο Jacqueline F. Lewis Ο Rounsevelle W. Schaum Ο Stephen W. Wouch Ο Terrence O. Tormey

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
“FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here.  ●

2.	RATIFICATION OF APPOINTMENT OF AMPER, POLITZINER & MATTIA, LLP AS THE COMPANY’S INDEPENDENT PUBLIC AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND TO RATIFY THE APPOINTMENT OF AMPER, POLITZINER & MATTIA, LLP AS THE COMPANY’S INDEPENDENT PUBLIC AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 20, 2009, and a copy of the Company's Annual Report to stockholders for the fiscal year ended December 31, 2008.

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TO CHANGE YOUR ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW ADDRESS IN THE ADDRESS SPACE ABOVE.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.
☐

Signature:	Date:	Signature:	Date:

NOTE: Please sign exactly as your name or names appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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